EXHIBIT 21.1



                                  SUBSIDIARIES
                             (As of April 15, 1996)


                            COMFORCE Corporation (1)
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                   ________________________________________
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      COMFORCE Global, Inc.(1)            COMFORCE Technical Services, Inc. (1)
                100 %                                     100 %











 (1) Delaware Corporation